Exhibit 10.4(c)

IDEAYA BIOSCIENCES, INC.

2015 EQUITY INCENTIVE PLAN

EARLY EXERCISE STOCK OPTION GRANT NOTICE AND

STOCK OPTION AGREEMENT

Ideaya Biosciences, Inc. (the “Company”), pursuant to its 2015 Equity Incentive Plan (the “Plan”), hereby grants to the participant set forth below (“Participant”), an option (the “Option”) to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice and the Stock Option Agreement.

Participant:

Grant Date:

Vesting Commencement Date:

Exercise Price per Share:	$

Exercise Price:	$

Total Number of Shares
Subject to Option:

Expiration Date:

Type of Option:	Non-Qualified Stock Option

Vesting Schedule:	[The Option shall vest and become exercisable as to 25% of the total number of Shares subject to the Option on the first anniversary of the Vesting Commencement Date and as to 1/48th of the total number of Shares subject to the Option on each monthly anniversary thereafter, so that all of the Shares subject to the Option shall be fully vested and exercisable on the fourth anniversary of the Vesting Commencement Date, subject to Participant not experiencing a Termination of Service through each such vesting date.]

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Option.

IDEAYA BIOSCIENCES, INC.:	PARTICIPANT:

By:	By:

Name:	Name:

Time:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (“Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, Ideaya Biosciences, Inc. (the “Company”) has granted to Participant an Option under the Company’s 2015 Equity Incentive Plan (the “Plan”) to purchase the number of Shares indicated in the Grant Notice.

ARTICLE I

GENERAL

1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of a conflict between the terms of the Agreement and the Plan, the terms of the Plan shall control.

1.3 Grant of Option. In consideration of Participant’s past and/or continued employment with or service to the Company or a parent or subsidiary and for other good and valuable consideration, effective as of the grant date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to Participant an Option to purchase any part or all of an aggregate of the number of Shares set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.

ARTICLE II

PERIOD OF EXERCISABILITY

2.1 Vesting; Exercisability.

(a) Subject to Sections 2.1(b) below, the Option shall become vested in such amounts and at such times as are set forth in the vesting schedule in the Grant Notice (the “Vesting Schedule”). The installments provided for in the Vesting Schedule are cumulative.

(b) Unless otherwise determined by the Administrator, any portion of the Option that has not become vested on or prior to the date of Participant’s Termination of Service shall be forfeited on the date of Participant’s Termination of Service and shall not thereafter become vested.

(c) Any portion of the Option or the entire Option may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 2.2, provided that each unvested Share with respect to which the Option is exercised (a “Restricted Share”) shall be subject to the Company Repurchase Right (as defined below) for so long as the Option shall remain unvested with respect to such Share under the terms of this Agreement. The Restricted Shares shall be released from the Company Repurchase Right as set forth in Section 4.1(d). For the avoidance of doubt, all Shares with respect to which the Option is exercised shall at all times be assumed to be unvested Shares to the fullest extent possible under the terms of this Agreement, unless otherwise provided by the Administrator.

2.2 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The Expiration Date set forth in the Grant Notice;

(b) The expiration of three months following the date of Participant’s Termination of Service, unless such Termination of Service occurs by reason of Participant’s death, Disability or Cause;

(c) The expiration of one year following the date of Participant’s Termination of Service by reason of Participant’s death or Disability;

(d) The date of Participant’s Termination of Service for Cause; or

(e) With respect to any unvested portion of the Option, the date of Participant’s Termination of Service for any reason.

ARTICLE III

EXERCISE OF OPTION

3.1 Person Eligible to Exercise. Except may be otherwise provided by the Administrator, during the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 2.2, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

3.2 Manner of Exercise. The Option, or any portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 2.2 above:

(a) An exercise notice in substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator) (the “Exercise Notice”) in writing signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all Applicable Laws established by the Administrator;

(b) Subject to Section 5(f) of the Plan:

(i) Full payment (in cash or by check) for the Shares with respect to which the Option or portion thereof is exercised; or

(ii) With the consent of the Administrator, by delivery of Shares then issuable upon exercise of the Option having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

(iii) On and after the date the Company becomes a Publicly Listed Company, through the (A) delivery by Participant to the Company of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that payment is then made to the Company at such time as may be required by the Administrator; or

(iv) With the consent of the Administrator, any other method of payment permitted under the terms of the Plan; or

(v) Subject to any Applicable Laws, any combination of the consideration allowed under the foregoing paragraphs;

(c) The receipt by the Company of full payment for any applicable withholding tax in cash or by check or in the form of consideration permitted by the Administrator, which, following the date the Company becomes a Publicly Listed Company shall include the method provided for in Section 5(f)(i) of the Plan;

(d) If the Company is a not a Publicly Listed Company, the Investment Representation Statement in the form attached as Exhibit B-1 to the Exercise Notice executed by Participant;

(e) In the event the Option or portion thereof shall be exercised pursuant to Section 3.1 above by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option; and

(f) In the event the Option or portion thereof shall be exercised as to Restricted Shares the following (collectively, the “Additional Documents”):

(i) any share certificate(s) representing such Restricted Shares; and

(ii) the stock assignment duly endorsed in blank, attached as Exhibit C to the Grant Notice (the “Stock Assignment”), executed by Participant; and

(iii) the Joint Escrow Instructions of the Company and Participant attached as Exhibit D to the Grant Notice (the “Joint Escrow Instructions”), executed by Participant; and

(iv) if Participant has a spouse or registered domestic partner, the Consent of Spouse or Registered Domestic Partner attached as Exhibit E to the Grant Notice, executed by Participant’s spouse or registered domestic partner.

ARTICLE IV

RESTRICTED SHARES

4.1 Company Repurchase Right.

(a) Upon Participant’s Termination of Service for any reason, the Company shall have the right and option to repurchase all of the Restricted Shares from Participant, or Participant’s transferee or legal representative, as the case may be, for a purchase price equal to the price per Share paid for such Restricted Shares (the “Company Repurchase Right”).

(b) The Company may exercise the Company Repurchase Right by delivering, personally or by registered mail, to Participant (or his or her transferee or legal representative, as the case may be), within ninety (90) days of the date of Participant’s Termination of Service, a notice in writing indicating the Company’s intention to exercise the Company Repurchase Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of any certificates for the Restricted Shares shall deliver the stock certificate or certificates evidencing the Restricted Shares, and the Company shall deliver the purchase price therefore. At its option, the Company may elect to make payment for the Restricted Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Participant stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(c) If the Company does not elect to exercise the Company Repurchase Right by giving the requisite notice within ninety (90) days following the date of Participant’s Termination of Service, the Company Repurchase Right shall terminate.

(d) The Restricted Shares shall be released from the Company Repurchase Right upon vesting of the Option with respect to such Shares in accordance with the terms of this Agreement. For the avoidance of doubt, all Restricted Shares shall at all times be assumed to be unvested Shares to the fullest extent possible under the terms of this Agreement, unless otherwise provided by the Administrator. Fractional Shares shall be rounded down to the nearest whole share.

4.2 Escrow.

(a) Participant hereby authorizes and directs the Secretary of the Company, or such other person designated by the Administrator from time to time, to transfer the Restricted Shares as to which the Company Repurchase Right has been exercised from Participant (or his or her transferee or legal representative, as the case may be) to the Company.

(b) To insure the availability for delivery of the Restricted Shares upon repurchase by the Company pursuant to the Company Repurchase Right, Participant appoints the Secretary of the Company, or such other person designated by the Administrator from time to time as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Restricted Shares, if any, repurchased by the Company pursuant to the Company Repurchase Right and shall, upon execution of the applicable Exercise Notice, deliver and deposit with the Secretary of the Company, or such other person designated by the Administrator from time to time, any share certificate(s) representing the Restricted Shares, together with the Stock Assignment. The Restricted Shares and Stock Assignment shall be held by the Secretary, or such other person designated by the Administrator from time to time, in escrow, pursuant to the Joint Escrow Instructions, until the Company exercises the Company Repurchase Right, until such Restricted Shares are released from the Company Repurchase Right as set forth in Section 4.1(d) or until such time as this Agreement no longer is in effect. Upon release of the Restricted Shares from the Company’s Repurchase Right, the escrow agent shall as soon as reasonably practicable deliver to Participant any certificate or certificates representing such Shares in the escrow agent’s possession belonging to Participant, and the escrow agent shall be discharged of all further obligations hereunder.

(c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Restricted Shares in escrow and while acting in good faith and in the exercise of its judgment.

4.3 Transferability of Restricted Shares. The Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution. Any transferee of the Restricted Shares shall hold such Shares subject to all of the provisions hereof and the Exercise Notice and Additional Documents executed by Purchaser with respect to such Shares. Any transfer or attempted transfer of any of the Restricted Shares not in accordance with the terms of this Agreement shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

4.4 Rights as a Stockholder. Except as otherwise provided herein, upon exercise of the Option, Participant shall have all the rights of a stockholder with respect to the Restricted Shares, including the right to receive any cash or stock dividends or other distributions paid to or made with respect to the Restricted Shares, subject to the restrictions described in the following sentence, which restrictions shall lapse when the Restricted Shares are released from the Company Repurchase Right as set forth in Section 4.1(d). Unless otherwise provided by the Administrator, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the shares or other property will be subject to same restrictions on transferability as the Restricted Shares with respect to which they were paid and shall automatically be forfeited to the Company for no consideration in the event the Company exercises the Company Repurchase Right for the Restricted Shares with respect to which they were paid. In no event shall a dividend or distribution be paid with respect to Restricted Shares later than the end of the calendar year in which the dividends are paid to holders of Common Stock or, if later, the 15th day of the third month following the later of (i) the date the dividends are paid to holders of Common Stock and (ii) the date the Restricted Shares with respect to which the dividends are paid vest.

4.5 Section 83(b) Election for Restricted Shares. Participant acknowledges that, with respect to the exercise of the Option for Restricted Shares, unless an election is filed by Participant with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their fair market value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Shares, at the time the Company Repurchase Right lapses over the purchase price for the Shares. Participant represents that Participant has consulted any tax consultant(s) Participant deems advisable in connection with the purchase of the Shares or the filing of the election under Section 83(b) of the Code and similar tax provisions.

PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(B) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

ARTICLE V

OTHER PROVISIONS

5.1 Restrictive Legends and Stop-Transfer Orders.

(a) Any share certificate or certificates evidencing the Shares purchased hereunder shall be endorsed with any legends that may be required by state or federal securities laws and, with regard to Restricted Shares, shall bear such other legends as shall be determined by the Administrator.

(b) Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Company shall not be required: (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

5.2 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company at its principal executive offices in care of the Secretary of the Company, and any notice to be given to Participant shall be addressed to Participant at the most recent address for Participant shown in the Company’s records. By a notice given pursuant to this Section 5.2, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option by written notice under this Section 5.2. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.3 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.4 Submission to Jurisdiction; Waiver of Jury Trial. By accepting this Option, the Participant irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of California and of the United States of America, in each case located in the State of California, for any action arising out of or relating to the Plan and this Option (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the address contained in the records of the Company shall be effective service of process for any litigation brought against it in any such court. By accepting this Option, the Participant irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of Plan or the Option in the courts of the State of California or the United States of America, in each case located in the State of California, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum. By accepting this Option, the Participant irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any litigation arising out of or relating to the Plan or the Option.

5.5 Governing Law; Severability. This Agreement and the Exercise Notice shall be administered, interpreted and enforced under the laws of the State of California, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

5.6 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by Applicable Laws, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

5.7 Successors and Assigns. The Company may assign any of its rights under this Agreement and the Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

5.8 Entire Agreement. The Plan and this Agreement (including all Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

* * * * *

EXHIBIT B

TO STOCK OPTION GRANT NOTICE

FORM OF EXERCISE NOTICE

Effective as of today,                         ,                     , the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase                          Shares of Ideaya Biosciences, Inc. (the “Company”) under and pursuant to the Company’s 2015 Equity Incentive Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated                 ,      (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:	$

Total Exercise Price:	$

Certificate to be issued or book entry to be made in name of:

Cash Payment delivered herewith:	$ (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)

Type of Option: Non-Qualified Stock Option

1. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement. Participant agrees to abide by and be bound by their terms and conditions.

2. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by state or federal securities laws:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED

B-1

UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO REPURCHASE PURSUANT TO, AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH, THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH REPURCHASE AND/OR TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

4. Notices. Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 4.2 of the Option Agreement.

5. Further Instruments. Participant hereby agrees to execute such further instruments, including, without limitation, the Investment Representation Statement in the form attached hereto as Exhibit B-1, and to take such further action as the Company determines are reasonably necessary to carry out the purposes and intent of this Agreement.

6. Entire Agreement. The Plan, the Investment Representation Statement in the form attached hereto as Exhibit B-1 and the Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Investment Representation Statement in the form attached hereto as Exhibit B-1 and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

ACCEPTED BY:	SUBMITTED BY
IDEAYA BIOSCIENCES, INC.	PARTICIPANT:

By:	By:

Print Name:	Print Name:
Address:

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EXHIBIT B-1

TO EXERCISE NOTICE

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	IDEAYA BIOSCIENCES, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Ideaya Biosciences, Inc. (the “Company”), the undersigned (“Participant”) represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the United States Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the United States Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that any certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable securities laws or agreements.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the United States Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may under present

B-2-1

law be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the United States Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which, effective as of February 15, 2008, requires the resale to occur not less than six months, or, in the event the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, not less than one year, after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above or, in the case of a non-affiliate who subsequently hold the Securities less than one year, the satisfaction of the conditions set forth in section (2) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the United States Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Participant:

Date: ,

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EXHIBIT C

TO STOCK OPTION GRANT NOTICE

STOCK ASSIGNMENT

[See instructions below]

FOR VALUE RECEIVED I,                         , hereby sell, assign and transfer unto                  the shares of the Common Stock of Ideaya Biosciences, Inc. registered in my name on the books of said corporation [represented by Certificate No.             ] and do hereby irrevocably constitute and appoint                      to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Stock Option Grant Notice and Stock Option Agreement between Ideaya Biosciences, Inc. and the undersigned dated                 ,     .

Dated: ,

Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Company Repurchase Right, as set forth in the Stock Option Grant Notice and Stock Option Agreement, without requiring additional signatures on the part of Purchaser.

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EXHIBIT D

TO STOCK OPTION GRANT NOTICE

JOINT ESCROW INSTRUCTIONS

                ,

Secretary

Ideaya Biosciences, Inc.

As Escrow Agent for both Ideaya Biosciences, Inc. (the “Company”) and the undersigned purchaser of stock of the Company (the “Participant” ), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Option Grant Notice and Stock Option Agreement (the “Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1. In the event the Company or any entitled parties (referred to collectively for convenience herein as the “Company”) exercises the Company Repurchase Right set forth in the Agreement, the Company shall give to Participant and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Participant and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with any certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or a combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company Repurchase Right.

3. Participant irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Participant does hereby irrevocably constitute and appoint you as Participant’s attorney-in-fact and agent for the term of this escrow to execute, with respect to such securities, all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this Section 3 and to the terms of the Agreement, Participant shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4. Upon written request of Participant, but no more than once per calendar year, unless the Company Repurchase Right has been exercised, you will deliver to Participant a certificate or certificates representing the number of shares of stock as are not then subject to the Company Repurchase Right or will provide Participant evidence that such shares have been duly entered into the records of the Company. Within one hundred twenty (120) days after Participant’s Termination of Service (within the meaning of the Agreement), you will deliver to Participant a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or any other entitled parties pursuant to exercise of the Company Repurchase Right or will provide Participant evidence that such shares have been duly entered into the records of the Company.

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Participant, you shall deliver all of the same to Participant and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as escrow agent or as attorney-in-fact for Participant while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12. Your responsibilities as escrow agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor escrow agent.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at such addresses as a party may designate by written notice to each of the other parties hereto.

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding that body of law pertaining to conflicts of law.

[Signature Page Follows]

IN WITNESS WHEREOF, these Joint Escrow Instructions shall be effective as of the date first set forth above.

IDEAYA BIOSCIENCES, INC.

By:
Name:
Title:

PARTICIPANT

By:
Name:
Address:

ESCROW AGENT

By:
Name:
Title:

EXHIBIT E

TO STOCK OPTION GRANT NOTICE

CONSENT OF SPOUSE OR REGISTERED DOMESTIC PARTNER

I,                                 , spouse or registered domestic partner of                                     , have read and approve the Stock Option Grant Notice and Stock Option Agreement dated                     ,                  between my spouse and Ideaya Biosciences, Inc. In consideration of granting of the right to my spouse or registered domestic partner to purchase shares of Ideaya Biosciences, Inc. set forth in the Stock Option Grant Notice and Stock Option Agreement, I hereby appoint my spouse or registered domestic partner as my attorney-in-fact in respect to the exercise of any rights under the Stock Option Grant Notice and Stock Option Agreement and agree to be bound by the provisions of the Stock Option Grant Notice and Stock Option Agreement insofar as I may have any rights in said Stock Option Grant Notice and Stock Option Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Stock Option Grant Notice and Stock Option Agreement.

Dated: ,

Signature of Spouse or Registered Domestic Partner

E-1

FORM OF 83(B) ELECTION AND INSTRUCTIONS

These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock of Ideaya Biosciences, Inc. transferred to you. Please consult with your personal tax advisor as to whether an election of this nature will be in your best interests in light of your personal tax situation.

The executed original of the Section 83(b) election must be filed with the Internal Revenue Service not later than 30 days after the date the shares were transferred to you. There is no remedy for failure to file on time. The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner. If you make the Section 83(b) election, the election is irrevocable.

Complete the Section 83(b) election form (attached as Attachment 1) and make four (4) copies of the signed election form. Your spouse, if any, should sign the Section 83(b) election form as well.

Prepare the cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).

Send the cover letter with the originally executed Section 83(b) election form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.

One (1) copy must be sent to Ideaya Biosciences, Inc. for its records and one (1) copy must be attached to your federal income tax return for the applicable calendar year.

Retain the Internal Revenue Service file stamped copy (when returned) for your records.

Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

ATTACHMENT 1

ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of shares (the “Shares”) of Common Stock of Ideaya Biosciences, Inc., a Delaware corporation (the “Company”).

The name, address and taxpayer identification number of the undersigned taxpayer are:

SSN:

The name, address and taxpayer identification number of the Taxpayer’s spouse are (complete if applicable):

SSN:

Description of the property with respect to which the election is being made:

                              (            ) shares of Common Stock of the Company.

The date on which the property was transferred was                             . The taxable year to which this election relates is calendar year                 .

Nature of restrictions to which the property is subject:

The Shares are subject to repurchase by the Company or its assignee upon the occurrence of certain events. This repurchase right lapses based upon the continued performance of services by the taxpayer over time.

The fair market value at the time of transfer (determined without regard to any lapse restrictions, as defined in Treasury Regulation Section 1.83-3(i)) of the Shares was $                     per Share.

The amount paid by the taxpayer for the Shares was                      per share.

A copy of this statement has been furnished to the Company.

Dated: ,	Taxpayer Signature